Exhibit 99.1

Investor Presentation November 2007

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. In the third quarter of 2007, Validus incurred a $3,000 non-recurring expense to terminate an advisory agreement with its founding investor in conjunction with its IPO. In the third quarter of 2007, Validus further incurred a $2,893 non-recurring expense arising from the issuance of additional warrants pursuant to the anti-dilution provisions of the warrants triggered by the Talbot acquisition. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Selected Market Information 1 At current market price. 2 Shares issued in IPO, including over-allotment option. Primary Shares Outstanding: 74,199,837 Free Float2: 15,698,821 Share Price (11/13/2007): $26.00 Free Float ($)1: $408.2 million Primary Market Capitalization1: Annual Dividend/Yield1 : $0.50 per share (1.9%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Tom Cholnoky, Goldman Sachs Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Susan Spivak Bernstein, Wachovia $1.93 billion

Introduction to Validus

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth and efficient capital leverage at continued high ROEs

Third Quarter 2007 Financial Highlights Financial Performance: Net income of $136.5mm ($1.90 per diluted share) Net operating income of $127.9mm ($1.78 per diluted share) Balance Sheet: Total investments and cash of $3.00bn Total GAAP capitalization of $2.14bn Total shareholders' equity of $1.79bn Book value per share: Diluted book value per share of $22.37 7.1% growth in diluted book value over pro forma June 30, 2007 19.5% growth in diluted book value over prior 12 months Source: SNL Financial and company reports for FSR and PTP; differs from VR calculation. Highlights Q3 2007 Peer Company Operating ROAE (Annualized)

Translating Initial Momentum into a Growing Franchise Competitors' Q1 2007 GPW in Property and Marine Reinsurance ($mm) Source: Applicable SEC filings and other publicly available investor information. NOTE - ONLY INCLUDES PROPERTY AND MARINE REINSURANCE LINES OF BUSINESS - NOT INTENDED TO REPRESENT CONSOLIDATED FIGURES. NPW for ACGL. Platinum Tempest BMU (ACE) Flagstone Aspen - Property Re Endurance Re Everest Re BMU Arch Re Montpelier IPC Re Validus Re AXIS RenRe XL Re GPW for Q1 2006 (Relevant Lines Only) 143.8 174 182.9 187 210.3 217 219.3 233.3 236.2 339.9 391.3 435.7 717.3 Sept. 2005: Initial discussions to form Validus Dec. 2005: Raised $1.0bn Dec. 2005: "A-" rating from A.M. Best Jan. 2006: $217.4mm GPW May 2006: Petrel Re formed; sidecar focusing on Marine and Energy risks Jan. 2007: $362.0mm GPW (66.5% increase) July 2007: Acquisition of Talbot completed Key Dates

Talbot Acquisition: Building on Success

Talbot acquisition doubles our size, reduces earnings volatility and improves ROE

Validus was already the most profitable among the "Class of 2005"

2006 Net Operating Income ($mm)[4]



Validus
$182.1
Ariel
$161.5
See Note (2)
Lancashire
$159.8
Flagstone
$138.1
Harbor Point
$79.4
See Note (3)
$50
$100
$150
$200

Talbot brings Validus …

- Pro forma 2006 net operating income of $273.4mm [1]
- Complementary short-tail businesses
- Risk and geographic diversification
- The global reach, distribution and ratings of Lloyd's
- Strong financial performance
- Greater earnings power
- Proven management team

(1) Includes purchase accounting and financing adjustments.
(2) Per Atrium 2006 Annual Report, Ariel Re 2006 financials, combined net operating income (before purchase accounting and financing adjustments) equals $240.9 million
(3) Represents net income (public information does not disclose full income statement data).
(4) Operating income excludes net realized gains (losses), net unrealized gains (losses) on investments and gains (losses) arising from translation of non-US$ denominated balances.

VALIDUS RE

8

NYSE: VR

Validus Benefits from Business Line Diversification Selected Peers' Mix of Total 2006 GPW Pro Forma 2006 Underwriting Profit by Class1 ($mm) Property Specialty Marine United States Validus 116.4 20.1 42.6 45 Talbot 13.1 96.7 21.6 Pro Forma 2006 Underwriting Profit $310.5 mm $129.5 1 Validus class type, which does not necessarily represent class type disclosure for post- closing reporting. Underwriting profit for Validus does not include general and administrative expenses and for Talbot does not include revenues or expenses outside of Syndicate 1183. 2 Includes Treaty class for Talbot. Validus is diversified by contract type, coverage provided and geography AWAC Arch AXIS Endurance Aspen Validus (incl. Talbot) Everest Ren Re Montpelier Flagstone IPC Property Reinsurance 0.08 0.147 0.222 0.313 0.313 0.45 0.499 0.602 0.83 0.911 0.959 Other 0.915 0.853 0.778 0.687 0.687 0.55 0.501 0.398 0.17 0.089 0.041 Note: Based on pro-forma Validus Re and Talbot 2006 GPW. Note: ACGL based on NPW and MRH includes Blue Ocean. $116.8 $64.2 2 % of Total 41.7% 37.6% 20.7%

Superior Underwriting Skills Deep analytics based underwriting culture Focus on short-tail reinsurance contracts with superior risk and return characteristics Market leadership - not a "price- taker" Focus on return on marginal capital deployed Talbot is an acknowledged lead underwriter in its classes at Lloyd's Stuart Mercer Chief Risk Officer Conan Ward Chief Underwriting Officer Underwriting Philosophy Risk Analytics Team 17 Members Underwriting Team 8 Members Advanced technical degrees 5 PhDs 3 Masters degrees Average 16 years of industry experience Underwriting Team 15 years experience Axis Re EVP and founding member 18 years experience Energy and weather trading Rupert Atkin CEO (Talbot) 27 years experience Talbot (and predecessors) since 1990 Underwriting Team 50 Members Average 27 years of industry experience for the 15 line underwriters

Differentiation Based on Intellectual Capital Validus Approach Differentiation "Scorecard"

Validus Holdings - The Management Difference Proven, Experienced, Broad Expertise Further Depth Provided by Talbot

Validus Re

Focused, Short-Tail Reinsurer with Established Market Presence Specialty Bermuda-based reinsurer with focus on short-tail property, marine and other specialty risks with attractive risk- adjusted returns First mover advantage in 2006: $248.2mm of gross premiums written in Q1'06; $540.8mm in full year 2006 Continued momentum in 2007: $654.6mm of gross premiums written through 9M'07 vs. $475.3mm for 9M'06 (37.8% increase) Leading edge underwriting and risk management skills Quoting market Other Specialty Marine Property Property CAT 0.098 0.174 0.235 0.493 Diversified within Short-Tail Lines (Validus Re LTM GPW) Validus Re LTM GPW of $720.1 million

Validus Re - Third Quarter 2007 Segment Results Shift in some Marine (offshore energy) renewals to Q1'07 from Q3'06 - affecting GPW and reinsurance ceded $10.0mm of loss expense from July UK flooding (6.6 loss ratio points) Comments

Talbot

Overview of Talbot Underwrites a wide range of commercial classes Focus on marine and short-tail businesses Consistent top quartile profit performer at Lloyd's1 Bermuda holding company and two underwriting platforms: Syndicate 1183 at Lloyd's Underwriting Risk Services Ltd. $648.7mm in gross premiums written in 20062 22.4% per annum compound growth in GPW since 2002 Used third party capital since 2002, which can be replaced by Validus to enhance earnings from 2008 Cost in 2006 was $37.2mm; $8.8mm in Q3'07 1 Cityplace Analysis Ltd. 2 U.S. GAAP basis.

Talbot Benefits to Validus Holdings Complementary Short-tail Businesses Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' 76.5% of 2006 GPW written outside of the US Focus on specialty insurance vs. specialty reinsurance in case of Validus Strong Financial Performance Average return on opening equity of 81.5% since 2003; 181.9% in 2006 Profitable operations in every year including 2005 ($16.2mm profit before third party capital payments) Clean balance sheet: no legacy liabilities Proven Management Team Strong track record Stable management and underwriting teams Good "cultural" fit Benefits from Lloyd's Membership Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage

Talbot: Diversified by Business Line and Geography UK 20.0% Europe 19.9% Other 16.6% Marine Combined War Property Treaty Financial Institutions Specialty 37.7 20 18.7 13.9 6.9 2.8 Geographic Breakdown (2006 GPW) Business Mix Breakdown (2006 GPW) Financial Institutions 6.9% Total: $648.7 mm Marine 37.7% Property 18.7% Combined War 20.0% Treaty 13.9% Other Specialty1 2.8% Total: $648.7 mm Treaty Breakdown Aviation Treaty: 6.4% Property Treaty: 5.7% Other Treaty: 1.8% US Europe UK Other America Asia Worldwide Africa Other Middle East Australia 23.5 20.4 20.2 9.7 8.2 4.8 4.3 4 2.8 2.1 Australia 2.1% US 23.5% Europe 20.5% UK 20.2% Other America 9.7% Asia 8.2% Worldwide 4.8% Africa 4.3% Middle East 2.8% Other 4.0% Talbot has excellent product line and geographic spread 1 For 2006, the Other Specialty class was entirely contingency business; the main types of covers written were event cancellation and non-appearance business. 2006 GPW: 55.4% insurance, 33.0% facultative and 11.6% treaty reinsurance Marine Breakdown Energy: 11.3% Hull: 8.5% Cargo: 8.2% Marine Liabilities: 5.4% Yachts/Marinas: 4.4%

Talbot - Third Quarter 2007 Segment Results Growth in Marine GPW and new classes offset by reduction of direct property and property treaty $10.9mm of loss expense from July UK flooding (7.6 loss ratio points) Favorable reserve development of $20.9mm benefitted the loss ratio by 14.6 percentage points G&A ratio impacted by change in DAC policy, goodwill amortization Comments

Financial Overview

Third Quarter 2007 Financial Review Comments Increase in underwriting income due to Validus Re growth Talbot consolidation Increased finance expenses from Talbot acquisition financing ($5.3mm), cost of 3rd party FAL ($8.8mm) Net IPO proceeds of $320.1mm Diluted book value per share growth of $0.78 affected by IPO and Talbot closing Growth of $1.48 in quarter based on $20.89 pro forma 6/30/07 starting point

Investment Philosophy and Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Average portfolio rating of AA+ Minimum credit quality of A3 / A- at purchase Short duration (1.01 years as of 9/30/07) Q3'07 investment yield: 5.13% (1) No exposure to alternative asset classes Limited exposure to subprime (ABS exposure of $33.3 million equals 1.1% of cash and investments) Invested Asset Mix as of September 30, 2007 Total: $3.004 billion 1 Notes: (a) Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. US Govt. & Agencies Corporate Non US Govt ABS/MBS Short Term Cash 0.125 0.165 0.014 0.286 0.193 0.217 Non US Govt. 1.4%

Conservative Reserving Philosophy Validus Gross Reserve Mix As of September 30, 2007 Case Reserves IBNR 48.7 51.3 Gross reserves for losses and loss expenses of $924.5mm IBNR represents 51.3% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development ($124.0 million in 2004 - 2006 period) Recognized $24.4 million of favorable reserve development in Q3'07 Talbot reserve release of $20.9 million relates to 2005 and prior underwriting years Validus reserve release of $3.5 million; primarily property line Observations

Conclusions

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth at continued high ROEs

Investor Presentation November 2007